UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL 60606

233 S. Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)    (Zip Code)

(872) 825-4000

(872) 825-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Continental Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2019, United Continental Holdings, Inc. (“UAL”) issued in a public offering $350,000,000 principal amount of its 4.875% Senior Notes due 2025 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”). The Notes and Guarantee were issued pursuant to an Indenture, dated as of May 7, 2013 (the “Indenture”), among UAL, United and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented for purposes of establishing the terms of the Notes by the Fifth Supplemental Indenture, dated as of May 9, 2019 (the “Fifth Supplemental Indenture”), among UAL, United and the Trustee.

The Notes will mature on January 15, 2025. The Notes bear interest at a rate of 4.875% per annum, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2020. The indebtedness evidenced by the Notes may be accelerated upon the occurrence of events of default under the Indenture, as supplemented by the Fifth Supplemental Indenture, which are customary for securities of this nature. UAL, at its option, may redeem some or all of the Notes at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) a make-whole amount based on the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date using a rate based on comparable U.S. Treasury securities plus 50 basis points, plus, in either case, accrued and unpaid interest to the redemption date.

The Fifth Supplemental Indenture is filed herewith as Exhibit 4.2, and is incorporated by reference herein. The form of the Notes and the form of the Notation of Note Guarantee are filed herewith as Exhibits 4.3 and 4.4, respectively, and are incorporated by reference herein. The foregoing descriptions of the Fifth Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to such exhibits.

The issuance of the Notes and the Guarantee were registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-221865 and 333-221865-1), filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2017. The material terms of the Notes and the Guarantee are more fully described in the final Prospectus Supplement, dated May 7, 2019, to the Prospectus, dated December 1, 2017, of UAL and United filed with the SEC on May 8, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 7, 2019, among United Continental Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through Barclays Capital Inc. as their representative.

4.1	Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of UAL and United filed with the SEC on May 10, 2013).

4.2	Fifth Supplemental Indenture, dated as of May 9, 2019, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 4.875% Senior Notes due 2025 (included in Exhibit 4.2 as Exhibit A thereto).

4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Jennifer L. Kraft
Name:	Jennifer L. Kraft
Title:	Vice President and Corporate Secretary

Date: May 10, 2019